Exhibit 10.23

2017 Participation Letter

Corporate Personnel

Aspen Aerogels, Inc. Bonus Plan

Name:[     ]Date: [      ], 2017

This Participation Letter describes the terms of your participation in the Aspen Aerogels, Inc. Bonus Plan (the “Plan”) during fiscal year 2017. This Participation Letter is subject to the terms and conditions of the Plan, a copy of which has been provided to you.  References to “EBITDA” in this Participation Letter shall be deemed to refer to “Adjusted EBITDA” as such term is used in and defined in the Plan.

1.Designation:  Corporate Participant

2.Target Award:  [    ]% of base salary or $[    ]

3.Performance Period:  2017 Fiscal Year

4.Performance Metrics

•	Company Revenue Goal:$[ ] million
•	EBITDA Goal:$[ ] million

5.Allocation of Target Award to Goals

•	[ ]% or $[ ] based on Company Revenue Goal
•	[ ]% or $[ ] based on EBITDA Goal

6.Thresholds, Floors and Caps

•	Revenue ≥ $[ ] for the Company Revenue Goal (“Revenue Goal Threshold”)
•	EBITDA ≥ $[ ] for the EBITDA Goal (“EBITDA Goal Threshold”)
•

If the Revenue or EBITDA Threshold is achieved, you will earn a bonus equal to a pro rata portion of such goal’s target award based on a straight line interpolation between the applicable threshold and related goal.

•	THERE WILL BE NO PAYOUT UNDER EITHER GOAL UNLESS EBITDA GOAL THRESHOLD IS ACHIEVED.
•	Payments under this Participation Letter shall not exceed an amount equal to [ ]% of the Target Award amount.

7.MBO Goals

•	[ ]

8.Payouts above Threshold

•	You will earn a bonus for actual Company Revenue and EBITDA above Threshold equal to: Company Revenue Goal:$[ ] per $[ ]M EBITDA Goal:$[ ] per $[ ]M

9.Examples

[     ]

All amounts shown are based on current base salary. However, actual bonus will be calculated and paid based on actual base salary in effect at [    ].

Accepted:  I hereby accept my designation as a Participant in the Plan.  I agree to keep the terms and conditions of my participation in the Plan confidential and not to divulge such terms and conditions.

Signature:    ______________________________Dated: [    ]

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